SUPPLEMENT TO PROSPECTUSES
                                       OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Small Company Growth Fund

         Effective   September  25,  1998,  the  section  entitled   "INVESTMENT
STRATEGIES" on the page entitled "Evergreen Small Company Growth Fund" is hereby supplemented to reflect the following change:

         The Fund invests at least 65% of its assets in common stocks of companies with small market capitalizations (less than $2.5 billion) at the time of the Fund's investment.

II.      Evergreen Aggressive Growth Fund

         Effective April 1, 1999, the investment advisor to Aggressive Growth Fund is Evergreen Investment Management Company ("EIMC"). EIMC is entitled to receive from Aggressive Growth Fund an annual fee equal to 0.60% of its average daily net assets.

         The  section  entitled  "THE  FUNDS'  PORTFOLIO   MANAGERS"  is  hereby
supplemented to reflect the following change:

         The day-to-day management of the Fund is handled by Maureen E. Cullinane. Ms. Cullinane has been a Senior Vice President and Senior Portfolio Manager of EIMC since 1995. She has worked at EIMC since 1974 and has over 20 years of investment experience. Ms. Cullinane has managed the Fund since April 1999.

III.     Evergreen Micro Cap Fund

         On March 12, 1999, the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Micro Cap Fund ("Micro Cap") into Evergreen Fund ("Evergreen"). If the shareholders of Micro Cap approve the proposal, all of the assets of Micro Cap will be transferred to Evergreen and shareholders of Micro Cap will receive shares of Evergreen in exchange for their shares. Shareholders of Micro Cap as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of Micro Cap will be mailed information detailing the proposal on or about June 2, 1999.

April 23, 1999


IV.      Evergreen Fund

         Effective July 9, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         The day-to-day management of the Fund is handled by Stephen A. Lieber. Mr. Lieber is Chairman and Co-Chief Executive Officer of EAMC. He was a founding partner of Lieber & Company, the original sponsor of the Evergreen Funds, when it was established in 1969. He has been with EAMC and its predecessor since 1971 and has been in the investment management profession since 1952. Mr. Lieber has managed the Fund since its inception in 1970.

                                                                 XXXXXX 6/99
June 14, 1999